LB SERIES FUND, INC.
                           Supplement to Prospectus
                   and Statement of Additional Information
                              Dated May 1, 2001

     Lutheran Brotherhood, the investment adviser for each portfolio series of LB Series Fund, Inc. ("the Fund"), has entered into an agreement with Aid Association for Lutherans ("AAL") under which Lutheran Brotherhood will merge with and into AAL. Like Lutheran Brotherhood, AAL is a fraternal benefit society. The merger, which has received initial approval from the Boards of Directors of the two companies, is subject to approval from several government agencies and certain other conditions. Among those other conditions, approximately 300 Lutheran Brotherhood member delegates must vote on the merger, and the AAL Board must grant final approval. The merger is expected to close on or before December 31, 2001.

     It is anticipated that, after the merger, the merged organization will serve as the investment adviser to each portfolio series of the Fund, subject to approval of a new investment advisory contract with the merged organization by the Fund's Board of Directors and by shareholders. It is anticipated that the scope of services and fees payable under the new investment advisory contract will be equivalent to the services and fees under the Fund's current investment advisory contract.

             The date of this Supplement is July 2, 2001.

   Please include this supplement with your prospectus and/or SAI.